UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRWCX Capital Appreciation
Fund –
.
PACLX Capital Appreciation
Fund–
.
Advisor  Class
TRAIX Capital Appreciation
Fund–
.
I Class
T. ROWE PRICE Capital Appreciation Fund
HIGHLIGHTS
Markets turned sharply lower after a run of above-average returns in recent years.
Concerns over inflation, aggressive monetary policy, and rising fears of a global recession drove the market decline.
Your fund declined by 11.9% versus the S&P 500 Index’s 18.1% loss in 2022.
The fund continued to deliver strong long-term risk-adjusted returns, generating
97% of the S&P 500’s return while taking just 70% of the index’s risk over the last five years.
We are more optimistic coming into 2023 than we were coming into 2022 as sentiment has gone from euphoric to negative, valuations have improved, and we believe inflation should come down through 2023 and into 2024.
We see pockets of value in cyclical and “growth at a reasonable price” stocks, as well as in the utilities sector, in high-quality high yield debt and loans, and in select large-cap names that offer improved valuations after a period of weakness.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.
T. ROWE PRICE Capital Appreciation Fund
Management’s Discussion of Fund Performance

Fellow Shareholders
After three consecutive years of above-average stock market returns in which the
S&P 500 essentially doubled, markets fell sharply in 2022 with an 18% decline in the S&P 500 and a 13% decline in the Bloomberg U.S. Aggregate Bond Index. So what happened?
Higher-than-expected inflation —Inflation was materially higher than expected for two main reasons. First, the largest component of the consumer price index, owners’ equivalent rent, surprised to the upside and will likely stay elevated through 2023 as the lagged effect of a spike in new rent levels in 2020–2021 fully works its way through to existing renters in 2022–2023. The good news here is that new rent levels have started stabilizing, and additional apartment supply should hit the market in 2024–2025. But we still need another year plus to reprice existing tenants to new market levels in 2023 and early 2024. Second, goods prices, which historically have been deflationary, spiked in 2021 and stayed higher than expected in 2022 as supply chain disruptions took longer to fix. Again, the good news is that goods prices, especially for used cars, are moving in the right direction and should be deflationary in 2023 as supply chain issues and labor shortages continue to improve.
Fed raises rates aggressively —Coming into 2022, the Fed funds rate was set at 0% to 0.25%, which did not make any sense given that inflation had been rising in the second half of 2021 and the economy was reasonably strong. There was no logical reason rates should have been that low coming into 2022. However, the Federal Reserve recognized its mistake and through
2022 raised rates all the way to 4.25% to 4.50%. This was one of the most aggressive one-year hiking cycles in the history of the Federal Reserve. In addition, Fed officials have been very vocal about continuing to raise rates and keep short-term rates high in order to bring down near-term inflation.
The massive increase in short-term rates put downward pressure on bond prices and was the principal reason for the 13% decline in the Bloomberg
U.S. Aggregate Bond Index.
Increased fear of recession —The aggressive rate hikes by the Federal
Reserve were intended to slow down the economy and reduce inflation.
These short-term interest rate hikes caused the yield curve (the difference between three-month Treasury bills and 10-year Treasury bonds) to
T. ROWE PRICE Capital Appreciation Fund

invert—and inverted yield curves have historically preceded recessions. We essentially went from a period in late 2021 when no one was calling for a recession to a period in which it seems every economic soothsayer, market strategist, and high-profile CEO was engaging in a public market duel to see who could be the most bearish on the economy. While the risk of a recession is clearly elevated today, it is not a certainty. And even if there is a recession, we believe it will likely be mild for a couple of reasons. First, some of the most cyclical parts of the economy, such as automotive production and commercial aerospace production, are already at recessionary levels and are far more likely to increase in 2023 than decline. Second, capital spending, historically the most volatile part of gross domestic product
(GDP), is likely to hang in better in 2023 than in prior downturns simply because the returns on capital investment to address supply chain challenges and augment or replace high-cost labor are quite high today. In addition, incremental capital spending from reshoring and some of the provisions of the Inflation Reduction Act should be supportive in 2023 and beyond.
Speculative excess coming out of the market —There were multiple bubbles that formed in 2020–2021. There was a crypto bubble that valued various coins at increasingly higher valuations and collapsed in 2022, culminating in the bankruptcy and fraud at FTX. There was a special purpose acquisition company (SPAC) bubble in which investors handed over billions of dollars in new SPAC IPOs despite the fact that investors and even the owners of the SPACs themselves did not know what businesses they would eventually buy with the proceeds. The valuations for parts of the tech industry and private companies were elevated throughout 2021, with the poster child probably being Tesla (which is still just a car company)
trading at a valuation of more than $1 trillion. This market capitalization represented, at its peak, more than two times the value of every publicly traded automotive company on the planet. Some of the air coming out of this bubble is related to higher interest rates putting downward pressure for the highest-valued companies in the market, but maybe more importantly, fundamentals weakened. What is striking to me is that many of these companies’ stock prices have now fallen 60% to 80% from their peaks and yet, even after all that carnage, we struggle to find attractive investment ideas within this group as economic valuations (adding in stock comp) still seem high relative to what we think is a realistic growth rate for the next five to 10 years.
Mega-cap tech weakness —This is the area that probably surprised us the most in 2022. Valuations on most of these companies coming into 2022 seemed reasonable on most metrics. All of these companies (Amazon,
Microsoft, Salesforce, Meta, Apple, Alphabet) started experiencing a
T. ROWE PRICE Capital Appreciation Fund

slowdown in their revenue growth sometime in 2022 from a combination of tough comparisons and a slowing economy, as well as foreign exchange pressures. These stocks probably would have underperformed simply because they are higher beta and traded at a premium to the market.
However, what really exacerbated the losses with Meta, Alphabet, and
Amazon was the weakness of their margins, as these companies spent aggressively on hiring and new business initiatives. Amazon is the poster child for this as we expect it will likely post lower operating profit in 2023 than 2019, despite adding $30 billion in earnings before interest and taxes
(EBIT) from advertising and Amazon Web Services over this time period.
This implies that the core retail business and new business initiatives are now losing tens of billions of dollars. These mega-cap companies are all large parts of the S&P 500, and their weakness put further downward pressure on the market. The good news here is that these companies have started to show signs of discipline on expenses. And with materially easier topline comparisons in the second half of 2023—including foreign exchange going from a headwind to a tailwind—the setup for these stocks looks to us to be significantly better over the next 12 to 24 months than the last.
So, in our view, those
five factors are the most
important reasons 2022 was
a very disappointing year
for investors. While we will
discuss this in more detail in
the outlook section, we are
more optimistic coming into
2023 than we were heading
into 2022 as sentiment
has gone from euphoric to
negative, valuations have
come down, and we think
inflation should come
down throughout 2023 and
into 2024. Having said all
of that, we are not macro
investors. We have found
that we created the greatest alpha over time for clients by focusing on finding attractively valued stocks, bonds, and loans and by focusing on exploiting multiple durable market inefficiencies. This is where we believe we have a
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Capital Appreciation
Fund –
.
2.77% -11.94%
Capital Appreciation
Fund–
.
Advisor  Class 2.62 -12.18
Capital Appreciation
Fund–
.
I  Class 2.81 -11.84
S&P 500 Index 2.31 -18.11
Lipper Mixed-Asset Target
Allocation Growth Funds
Index 1.22 -15.88
Morningstar Allocation
– 50% to 70% Equity
Category Average 1.07 -13.84
T. ROWE PRICE Capital Appreciation Fund

competitive edge. We have found that this strategy is far superior to trying to speculate on Fed policy, GDP levels, growth versus value, or short-term stock market movements—areas where we don’t have an edge or a structural market inefficiency to exploit.
Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:
(1) Generate strong risk-adjusted returns annually
(2) Preserve shareholder capital over the intermediate term (i.e., three years)
(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years)
While we were able to outperform our peers and beat the S&P 500 on a risk-
adjusted basis, our fund still generated a negative return in 2022. This is only the third time that the Capital Appreciation Fund has generated a negative calendar year return since its inception back in 1986. While we are unable to generate positive returns in every market environment, especially one in which the equity and fixed income markets are both negative, we aim to keep negative return years to a minimum by focusing on high risk-adjusted-return asset classes, focusing on the downside risk inherent in all investments just as much as on the upside, and continuing to take advantage of market and security-
specific dislocations that can create alpha in the short and long term. For the year, your fund declined 11.94% as compared with the S&P 500’s 18.11%
decline. (The performance of the Advisor and I Class shares will vary due to different fee structures.)
Your fund outperformed the market on a risk-adjusted basis over this period.
We captured 66% of the S&P 500’s return while taking on only 71% of the market’s risk. We arrive at this risk number by comparing the standard deviation of the S&P 500 (24.08) with that of the fund (17.06) for the 12-month period. Standard deviation indicates the volatility of a portfolio’s total return as measured against its mean performance. In general, the higher the standard deviation, the greater the risk.
Using a more academic measure of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of -0.79 versus -0.81 for the S&P 500. The Sharpe ratio measures a portfolio's return above the risk-free Treasury rate (excess return), divided by the amount of risk taken (measured by standard deviation). The larger the Sharpe ratio, the better the portfolio's risk-adjusted return.
T. ROWE PRICE Capital Appreciation Fund

While technically we outperformed the S&P 500 on a Sharpe ratio basis in
2022, we do not believe the Sharpe ratio is a great measure of risk-adjusted returns when returns are negative. There are academic papers that debate how to interpret Sharpe ratios in periods with negative returns, as well as how the ratio might be modified during such periods to provide more insight. But the bottom line, in our view, is that while we technically outperformed on a Sharpe ratio basis, this metric is basically irrelevant during periods of negative returns.
What matters more is absolute returns – and we feel good we beat our peers and the S&P 500 in a very difficult environment.
As for our second goal—capital preservation over the intermediate term—your fund generated a 23.33% cumulative return over the last three years.
As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 54.63% cumulative return over the last five years versus 56.88% for the S&P 500. Based on annualized returns of 9.11% for your fund versus 9.42% for the S&P 500, your fund generated
97% of the market’s return over the last five years while taking on 70% of the market’s risk. However, since the current portfolio management team took over the management of the fund in June of 2006, the fund outperformed the S&P
500 by delivering 101% of the S&P 500’s return while taking only 69% of the market’s risk.
In addition, our equities outperformed the S&P 500 by 167 basis points
(-16.44% versus -18.11%) in 2022. Over the last 3-, 5-, and 10-year periods, our equities outperformed the S&P 500 by an average of 267, 368, and 405 basis points annualized, respectively. While our equities have substantially outperformed the market, our equities have also been less risky (from a beta perspective) than the market. Our fixed income investments outperformed the
Bloomberg U.S. Aggregate Bond Index by 1,050 basis points (-2.51% versus
-13.01) in 2022 as we entered the year with a record-low fixed income duration portfolio with no Treasuries and almost 70% of the fixed income portfolio in floating rate loans. The floating rate loan index was down less than 1%, and, in aggregate, our loans generated positive returns.
For the 1-, 3-, 5-, and 10-year periods ended December 31, 2022, we outperformed our Lipper and Morningstar peers over every period, and in
2022, we were ranked in the 26
th
percentile in Morningstar and 14
th
percentile
in Lipper. Over the 3-, 5- and 10-year periods, we were in the third percentile or better for both peer groupings. (Based on cumulative total return, the
Capital Appreciation Fund ranked 65 of 468, 6 of 434, 2 of 417, and 2 of 338 funds in the Lipper mixed-asset target allocation growth funds universe for the
1-, 3-, 5-, and 10-year periods ended December 31, 2022, respectively. Based on average annual total return, the Capital Appreciation Fund ranked 170 of 761,
T. ROWE PRICE Capital Appreciation Fund

12 of 720, 4 of 697, and 3 of 612 fund in the Morningstar Allocation 50% to
70% Equity category for the 1-, 3-, 5-, and 10-year periods ended December 31,
2022, respectively. Results may vary for other periods. Past performance cannot guarantee future results. ) As a general rule, we focus much more on trying to outperform the Morningstar category simply because the equity and fixed income weights in this index are much more similar to the Capital
Appreciation Fund’s long-term equity and fixed income weights. The Lipper peers have a larger structural allocation to equities, and in a year like 2022, when equity markets are down materially, this structurally higher overweight in Lipper artificially makes the Capital Appreciation Fund’s performance look better than it really was.
However, let us reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has different objectives than most of its benchmark peers. It is a unique fund with a clear focus on strong risk-
adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not fit neatly into any current benchmark.
Within our equity sleeve, the consumer discretionary sector was our largest contributor to relative returns. Almost all of this alpha was a function of our large investment in Yum! Brands. While Yum! Brands faced headwinds in
2022 from a higher tax rate, the loss of income from Russian franchisees (Yum exited the Russian market following the invasion of Ukraine), weak Chinese sales due to lockdowns, and a weak dollar, the stock was down only 6% last year and was one of our largest holdings. The magic of the Yum business is that its restaurants are 98% franchised, its quick-service business is economically
AVERAGE ANNUAL PERFORMANCE COMPARISON
Periods Ended 12/31/22 1 Year 3 Years 5 Years 10 Years
Capital Appreciation Fund –
.
-11.94% 7.24% 9.11% 10.83%
S&P 500 Index -18.11 7.66 9.42 12.56
Lipper Mixed-Asset Target Allocation
Growth Funds Index -15.88 4.11 5.11 7.51
Morningstar Allocation – 50% to 70%
Equity Category Average -13.84 3.03 4.13 6.01
The fund’s expense ratio was 0.70% as of its fiscal year ended December 31, 2021.
Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our website at troweprice.com or call 1-800-225-5132.
T. ROWE PRICE Capital Appreciation Fund

resilient and, in a higher inflation environment, its franchisees pass through this higher inflation to customers, which then drives higher royalty revenues to Yum! Brands. The company is run by an exceptional management team that is accelerating new-store growth, innovating more than its peers, generating strong free cash flow, and returning excess cash to shareholders. Our position size in Yum came down in late 2022 due to the stock’s outperformance, but it remains one of our largest positions in the fund. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Information technology was our second-largest contributor to relative performance. Coming into 2022, information technology was our largest sector underweight as we felt valuations were elevated. However, as this sector fell sharply over the course of 2022, we added exposure and exited the year with an overweight. Unlike in consumer discretionary, where Yum! Brands was solely responsible for
our alpha generation, in
information technology, there
were several contributors.
NXP Semiconductors and
Texas Instruments were new
holdings in 2022, and we
bought both after they were
down substantially from their
late-2021 highs. We are big
believers that semiconductor
content will continue to grow
in the high single digits as
electric and autonomous
vehicles continue to expand
and as industrial users add
more semiconductors to gain
data insights, drive better
power efficiency, and enable
more digital interfaces. Both
of these companies have
around 70% of their business
tied to the automotive and
industrial end markets, have
exceptional management teams, generate strong free cash flow, and return excess cash to shareholders.
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Information Technology 20.1% 17.1%
Health Care 15.2  14.6
Industrials and Business
Services 11.1  10.5
Financials 7.6  6.8
Consumer Discretionary 7.3  5.1
Utilities 1.4  3.2
Communication Services 3.4  2.0
Energy 0.5  1.6
Materials 0.3  1.0
Consumer Staples 0.7  0.3
Real Estate 0.0  0.0
Other and Reserves 32.4  37.8
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.
T. ROWE PRICE Capital Appreciation Fund

Your fund has employed a covered call overwriting strategy consistently since 2008. This involves buying an equity security and writing a call option that becomes exercisable at a higher price in return for an upfront premium. In 2022, our covered call program had a positive impact on your fund’s performance.
The energy sector was our worst-performing sector on a relative basis as the sector was up 66% in 2022 and outperformed the S&P 500 by 8,400 basis points. The magnitude of outperformance was somewhat surprising as the various oil prices (WTI and Brent) were up only 7% to 11% for the year.
However, the energy sector really benefited as portfolio managers bought the sector as a way to play higher inflation. The sector also benefited from geopolitical instability associated with Russia’s invasion of Ukraine. While we remain underweight energy, we do have exposure to what we believe are the three best companies in the space: EOG, Pioneer, and ConocoPhillips. EOG is very good at capital allocation and is a best-in-class explorer of new shale plays in the United States. Pioneer has the best acreage in the heart of the
Permian Basin and is a takeover candidate. ConocoPhillips has exceptional management, good capital allocation, and a well-diversified portfolio.
Portfolio Outlook
After coming into 2022 cautious on markets and underweight stocks due to elevated valuations, slowing earnings growth, and likely slowing economic growth, we feel better about 2023. The S&P 500 fell 18% last year, yet when all is said and done, earnings are likely to have grown 5% to 6%. The combination of a lower S&P 500 level and higher earnings means the valuation of the market has come down from 21x forward earnings to 16x to 17x. While investors are very worried about a recession and elevated inflation, we believe inflation will continue to come down. And even if there is a recession, we believe it will be mild. Regardless of how the macro environment plays out, we will work hard and endeavor to find a way to outperform, to generate strong risk-adjusted returns, and to minimize downside risk.
Where do we see value?
Cyclical stocks—Many, but not all, cyclicals are already partially or completely pricing in a recession. While this does not mean they cannot go down further, it does mean a lot of bad news is already priced in and risk/
reward is promising. Banks and semiconductor stocks look particularly compelling here.
T. ROWE PRICE Capital Appreciation Fund

Growth at a reasonable
price (GARP) stocks—While
GARP outperformed last
year, we believe that over the
long term, GARP stocks still
offer the best risk-adjusted
returns in the market.
And not all GARP stocks
outperformed last year; life
sciences tools, exchanges, and
credit bureau spaces all look
very attractive.
Utilities over staples—
While both sectors were flat to up slightly last year, staples continue to trade at a large premium to utilities—despite the fact that utilities should grow faster and have higher dividend yields—and also tend to have less downside risk, less secular risk, and less foreign exchange and commodity risk.
High-quality high yield and loans—We continue to think high-quality high yield bonds and loans that currently yield 7% to 8% offer compelling risk-
adjusted returns relative to the equity market.
Select large-cap tech—As we noted earlier, we believe the tactical setup for large-cap tech stocks has improved versus 12 months ago as valuations have come down and investors have gone from being overweight these stocks to universally underweight. In the second half of 2023 or possibly early 2024, we expect that growth rates will stabilize—if not improve—and, maybe most importantly, margins and profits will start to improve.
Where do we not see value?
Where everyone is hiding out—Where investors are seeking safety and where valuations are expensive. The most obvious areas are defense, energy, staples, agriculture, and pharmaceuticals. While we have modest exposure to these sectors, we continue to be massively underweight.
Speculative and profitless tech—As mentioned before, on an economic basis, we still don’t see valuations as compelling given the likely growth trajectory from here.
SECURITY DIVERSIFICATION
Capital Appreciation Fund
T. ROWE PRICE Capital Appreciation Fund

IN CLOSING
We would like to thank all the analysts, associate analysts, quantitative analysts, and members of our team (Mike Signore, Chen Tian, Nikhil Shah, Vivek
Rajeswaran, Jared Duda, and Brian Solomon) for their assistance in 2022. At the end of 2022, we announced promotions and new responsibilities for three team members. Vivek Rajeswaran and Mike Signore have become associate portfolio managers of the Capital Appreciation Strategy. In addition, Brian
Solomon will become the team lead on fixed income analysis and work with me on managing the fixed income sleeve of the portfolio and working with our high yield analysts. The Capital Appreciation team is as strong and deep as we have ever been.
Respectfully submitted,
David R. Giroux
Chairman of the fund’s Investment Advisory Committee
January 22, 2023
The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
T. ROWE PRICE Capital Appreciation Fund

RISKS OF INVESTING
As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.
GLOSSARY
Lipper indexes:  Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.
Morningstar allocation–50% to 70% equity category average:  Tracks the performance of funds that seek capital appreciation and income by investing in multiple asset classes, including stocks, bonds, and cash. Equity exposures range from 50% to 70%.
BENCHMARK INFORMATION
Note: Bloomberg
®
and the Bloomberg U.S. Aggregate Bond Index are service
marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg
Index Services Limited (“BISL”), the administrator of the index (collectively,
“Bloomberg”) and have been licensed for use for certain purposes by T. Rowe
Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
T. ROWE PRICE Capital Appreciation Fund

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: ©2023 Morningstar, Inc. All rights reserved. The information contained therein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
Note: The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard &  Poor’s
®
and S&P
®
 are registered trademarks of
Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”);
Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC
(“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
T. ROWE PRICE Capital Appreciation Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
U.S. Treasury Notes 9.1%
Microsoft 5.2
HUB International 3.6
PNC Financial Services Group 2.9
Yum! Brands 2.5
Apple 2.4
Amazon.com 2.1
GE 2.0
Intercontinental Exchange 2.0
UnitedHealth Group 2.0
Fortive 2.0
Thermo Fisher Scientific 1.9
PerkinElmer 1.8
NXP Semiconductors 1.8
Danaher 1.6
Ingersoll-Rand 1.6
TE Connectivity 1.5
Ameren 1.5
Alphabet 1.4
Texas Instruments 1.4
UKG 1.4
Equifax 1.3
Waste Connections 1.3
Becton, Dickinson & Company 1.3
TransUnion 1.3
Total 56.9%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.
T. ROWE PRICE Capital Appreciation Fund

Equifax
Microsoft
Avantor
Amazon.com
Linde
KKR*
Xcel Energy*
AbbVie*
Intercontinental Exchange
UnitedHealth Group
Microsoft
GE
Amazon.com
Yum! Brands
Thermo Fisher Scientific
Danaher
Alphabet
Becton, Dickinson & Company
S&P Global
TE Connectivity
PORTFOLIO HIGHLIGHTS
MAJOR PORTFOLIO CHANGES
Listed in descending order of size.
Six Months Ended 12/31/2022
Largest Purchases Largest Sales
*Position added.
T. ROWE PRICE Capital Appreciation Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
CAPITAL APPRECIATION FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.
T. ROWE PRICE Capital Appreciation Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Capital Appreciation
Fund –
.
-11.94% 9.11% 10.83% – –
Capital Appreciation
Fund–
.
Advisor  Class -12.18 8.80 10.51 – –
Capital Appreciation
Fund–
.
I  Class -11.84 9.23 – 9.99% 12/17/15
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor and
0.03
I Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
T. ROWE PRICE Capital Appreciation Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has three share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Capital Appreciation Fund 0.70%
Capital Appreciation Fund–Advisor Class 0.99
Capital Appreciation Fund–I Class 0.59
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.
T. ROWE PRICE Capital Appreciation Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
CAPITAL APPRECIATION FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,027.70 $3.63
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.63   3.62
Advisor Class
Actual   1,000.00   1,026.20   4.95
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.32   4.94
I Class
Actual   1,000.00   1,028.10   2.96
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.28   2.96
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.71%,
the
2
Advisor Class was 0.97%, and the
3
I Class was 0.58%.
FUND EXPENSE EXAMPLE (CONTINUED)
T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 36 .96 $ 34 .11 $ 31 .22 $ 26 .53 $ 28 .28
Investment activities
Net investment income
(1)(2)
0 .49 0 .35 0 .40 0 .49 0 .72
(3)
Net realized and unrealized gain/
loss ( 4 .91 ) 5 .91 5 .21 6 .02 ( 0 .49 )
Total from investment activities ( 4 .42 ) 6 .26 5 .61 6 .51 0 .23
Distributions
Net investment income ( 0 .47 ) ( 0 .35 ) ( 0 .40 ) ( 0 .48 ) ( 0 .67 )
Net realized gain ( 2 .34 ) ( 3 .06 ) ( 2 .32 ) ( 1 .34 ) ( 1 .31 )
Total distributions ( 2 .81 ) ( 3 .41 ) ( 2 .72 ) ( 1 .82 ) ( 1 .98 )
NET ASSET VALUE
End of period $ 29 .73 $ 36 .96 $ 34 .11 $ 31 .22 $ 26 .53
T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
( 11 .94 ) % 18 .53% 18 .16% 24 .61% 0 .62%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates
(5)
0 .73% 0 .70% 0 .70% 0 .70% 0 .71%
Net expenses after waivers/
payments by Price Associates 0 .71% 0 .68% 0 .69% 0 .70% 0 .71%
Net investment income 1 .45% 0 .95% 1 .26% 1 .61% 2 .49%
(3)
Portfolio turnover rate 83 .9% 47 .8% 87 .3% 44 .8% 65 .2%
Net assets, end of period (in
millions) $26,104 $40,460 $35,253 $30,822 $24,535
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Reflects a special dividend which amounted to $0.29 per share and 1.00% of average net assets.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.
(5)
See Note 7 . Prior to 12/31/19, the gross expense ratios presented are net of a management fee waiver in effect during the period, as applicable.
T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 36 .49 $ 33 .70 $ 30 .88 $ 26 .27 $ 27 .99
Investment activities
Net investment income
(1)(2)
0 .40 0 .24 0 .31 0 .40 0 .63
(3)
Net realized and unrealized gain/
loss ( 4 .85 ) 5 .84 5 .13 5 .94 ( 0 .47 )
Total from investment activities ( 4 .45 ) 6 .08 5 .44 6 .34 0 .16
Distributions
Net investment income ( 0 .40 ) ( 0 .23 ) ( 0 .30 ) ( 0 .39 ) ( 0 .57 )
Net realized gain ( 2 .34 ) ( 3 .06 ) ( 2 .32 ) ( 1 .34 ) ( 1 .31 )
Total distributions ( 2 .74 ) ( 3 .29 ) ( 2 .62 ) ( 1 .73 ) ( 1 .88 )
NET ASSET VALUE
End of period $ 29 .30 $ 36 .49 $ 33 .70 $ 30 .88 $ 26 .27
T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
( 12 .18 ) % 18 .22% 17 .80% 24 .20% 0 .38%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates
(5)
0 .99% 0 .99% 1 .00% 0 .99% 1 .00%
Net expenses after waivers/
payments by Price Associates 0 .97% 0 .97% 0 .99% 0 .99% 1 .00%
Net investment income 1 .22% 0 .66% 0 .97% 1 .32% 2 .20%
(3)
Portfolio turnover rate 83 .9% 47 .8% 87 .3% 44 .8% 65 .2%
Net assets, end of period (in
millions) $654 $795 $770 $866 $788
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Reflects a special dividend which amounted to $0.29 per share and 1.02% of average net assets.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.
(5)
See Note 7 . Prior to 12/31/19, the gross expense ratios presented are net of a management fee waiver in effect during the period, as applicable.
T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 36 .99 $ 34 .14 $ 31 .24 $ 26 .55 $ 28 .29
Investment activities
Net investment income
(1)(2)
0 .56 0 .40 0 .44 0 .52 0 .77
(3)
Net realized and unrealized gain/
loss ( 4 .95 ) 5 .91 5 .22 6 .02 ( 0 .50 )
Total from investment activities ( 4 .39 ) 6 .31 5 .66 6 .54 0 .27
Distributions
Net investment income ( 0 .54 ) ( 0 .40 ) ( 0 .44 ) ( 0 .51 ) ( 0 .70 )
Net realized gain ( 2 .34 ) ( 3 .06 ) ( 2 .32 ) ( 1 .34 ) ( 1 .31 )
Total distributions ( 2 .88 ) ( 3 .46 ) ( 2 .76 ) ( 1 .85 ) ( 2 .01 )
NET ASSET VALUE
End of period $ 29 .72 $ 36 .99 $ 34 .14 $ 31 .24 $ 26 .55
T. ROWE PRICE Capital Appreciation Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
( 11 .84 ) % 18 .67% 18 .31% 24 .70% 0 .76%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates
(5)
0 .60% 0 .59% 0 .59% 0 .60% 0 .59%
Net expenses after waivers/
payments by Price Associates 0 .58% 0 .57% 0 .58% 0 .59% 0 .59%
Net investment income 1 .67% 1 .06% 1 .37% 1 .70% 2 .65%
(3)
Portfolio turnover rate 83 .9% 47 .8% 87 .3% 44 .8% 65 .2%
Net assets, end of period (in
millions) $18,698 $12,654 $8,901 $6,246 $3,696
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Reflects a special dividend which amounted to $0.30 per share and 1.04% of average net assets.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.
(5)
See Note 7 . Prior to 12/31/19, the gross expense ratios presented are net of a management fee waiver in effect during the period, as applicable.
T. ROWE PRICE Capital Appreciation Fund
December 31, 2022

Portfolio of Investments
‡
Shares/Par $ Value
(Cost and value in $000s)
‡
ASSET-BACKED SECURITIES 0.2%
Domino's Pizza Master Issuer
Series 2017-1A, Class A23
4.118%, 7/25/47  (1) 38,742,938 35,505
Domino's Pizza Master Issuer
Series 2018-1A, Class A2I
4.116%, 7/25/48  (1) 33,940,800 32,128
Domino's Pizza Master Issuer
Series 2019-1A, Class A2
3.668%, 10/25/49  (1) 18,064,188 15,604
Total Asset-Backed Securities (Cost $90,426) 83,237
BANK LOANS 12.9% (2)
Acrisure, FRN
1M USD LIBOR + 3.75%, 8.134%, 2/15/27  25,235,563 23,919
ADMI, FRN
1M USD LIBOR + 3.38%, 7.759%, 12/23/27  56,965,295 51,525
ADMI, FRN
1M USD LIBOR + 3.75%, 8.134%, 12/23/27  (3) 135,650,910 123,189
ADMI, FRN
3M USD LIBOR + 3.00%, 4/30/25  (3) 16,873,615 15,848
Alliant Holdings Intermediate, FRN
1M USD LIBOR + 3.25%, 7.634%, 5/9/25  (3) 154,987,601 152,779
Alliant Holdings Intermediate, FRN
1M USD LIBOR + 3.25%, 7.634%, 5/9/25  (3) 75,025,227 73,967
Alliant Holdings Intermediate, FRN
1M USD LIBOR + 3.50%, 7.439%, 11/5/27  (3) 194,093,133 189,448
Applied Systems, FRN
1M TSFR + 4.50%, 9.08%, 9/18/26  (3) 235,698,421 234,617
Applied Systems, FRN
1M USD LIBOR + 6.75%, 11.33%, 9/19/25  (3) 41,230,514 40,767
Ascend Learning, FRN
1M USD LIBOR + 3.50%, 7.884%, 12/11/28  170,114,629 160,546
AthenaHealth Group, FRN
1M TSFR + 3.50%, 7.349%, 2/15/29  (4) 192,224,641 173,072
Avantor Funding, FRN
1M USD LIBOR + 2.25%, 6.634%, 11/8/27  (3) 40,064,952 39,820
Azalea Topco, FRN
1M TSFR + 3.75%, 8.173%, 7/24/26  26,089,546 23,872
Azalea Topco, FRN
1M USD LIBOR + 3.50%, 7.884%, 7/24/26  142,896,095 130,571
Azalea Topco, FRN
1M USD LIBOR + 3.75%, 8.134%, 7/24/26  (3) 39,969,625 36,639
Camelot U.S. Acquisition, FRN
1M USD LIBOR + 3.00%, 7.384%, 10/30/26  22,618,700 22,251
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Charter Communications Operating, FRN
1M USD LIBOR + 1.75%, 6.14%, 4/30/25  22,860,311 22,707
CoreLogic, FRN
1M USD LIBOR + 6.50%, 10.938%, 6/4/29  5,985,000 4,192
Eyecare Partners, FRN
1M TSFR + 3.75%, 8.48%, 2/18/27  9,928,363 7,910
Eyecare Partners, FRN
1M TSFR + 3.75%, 8.48%, 11/15/28  4,841,602 4,060
Filtration Group, FRN
1M USD LIBOR + 3.50%, 7.884%, 10/21/28  (3) 59,545,935 58,355
Filtration Group, FRN
3M EURIBOR + 3.50%, 5.398%, 3/31/25 (EUR)  50,688,540 52,316
Filtration Group, FRN
3M USD LIBOR + 3.00%, 7.384%, 3/31/25  (3) 74,496,260 73,596
Heartland Dental, FRN
1M USD LIBOR + 4.00%, 8.387%, 4/30/25  20,396,751 18,918
Heartland Dental, FRN
3M USD LIBOR + 3.75%, 8.134%, 4/30/25  168,692,519 155,534
Hilton Worldwide Finance, FRN
1M USD LIBOR + 1.75%, 6.173%, 6/22/26  (3) 21,002,377 20,919
Howden Group Holdings, FRN
1M USD LIBOR + 3.25%, 7.688%, 11/12/27  163,805,254 159,271
HUB International, FRN
1M TSFR + 4.00%, 8.22%, 11/10/29  44,788,823 44,254
HUB International, FRN
1M USD LIBOR + 3.25%, 7.528%, 4/25/25  520,951,529 515,622
HUB International, FRN
3M USD LIBOR + 3.00%, 7.327%, 4/25/25  767,567,336 758,295
IRB Holding, FRN
1M TSFR + 3.00%, 7.317%, 12/15/27  67,092,611 65,029
IRB Holding, FRN
1M USD LIBOR + 2.75%, 7.134%, 2/5/25  (3) 68,221,758 67,529
Life Time, FRN
1M USD LIBOR + 4.75%, 9.485%, 12/16/24  19,802,638 19,673
Loire Finco Luxembourg, FRN
1M USD LIBOR + 3.00%, 7.384%, 4/21/27  (3) 109,846,058 102,294
Loire Finco Luxembourg, FRN
1M USD LIBOR + 3.50%, 7.884%, 4/21/27  6,709,342 6,251
Medline Borrower, FRN
1M USD LIBOR + 3.25%, 7.634%, 10/23/28  346,660,916 328,974
Mileage Plus Holdings, FRN
1M USD LIBOR + 5.25%, 9.996%, 6/21/27  (3) 218,759,574 224,721
PetVet Care Centers, FRN
1M USD LIBOR + 3.50%, 7.884%, 2/14/25  74,252,584 69,578
PetVet Care Centers, FRN
3M USD LIBOR + 2.75%, 7.134%, 2/14/25  11,463,917 10,669
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
PetVet Care Centers, FRN
3M USD LIBOR + 3.25%, 7.634%, 2/14/25  48,633,636 45,366
PetVet Care Centers, FRN
3M USD LIBOR + 6.25%, 10.634%, 2/13/26  3,982,000 3,660
RealPage, FRN
1M USD LIBOR + 3.00%, 7.384%, 4/24/28  185,409,820 175,954
RealPage, FRN
1M USD LIBOR + 6.50%, 10.884%, 4/23/29  6,300,000 6,032
Ryan Specialty Group, FRN
1M TSFR + 3.00%, 7.423%, 9/1/27  36,751,819 36,446
SBA Senior Finance II, FRN
1M USD LIBOR + 1.75%, 6.14%, 4/11/25  (3) 11,060,169 11,011
SeaWorld Parks & Entertainment, FRN
1M USD LIBOR + 3.00%, 7.438%, 8/25/28  5,972,792 5,857
SkyMiles IP, FRN
3M USD LIBOR + 3.75%, 6.46%, 10/20/27  (3) 56,961,329 57,986
Sophia, FRN
1M TSFR + 4.25%, 8.573%, 10/7/27  (3) 16,504,064 16,009
Sophia, FRN
1M USD LIBOR + 3.50%, 8.23%, 10/7/27  (3) 36,736,747 35,382
Storable, FRN
1M TSFR + 3.50%, 7.978%, 4/17/28  9,405,000 8,935
Sunshine Luxembourg VII, FRN
1M USD LIBOR + 3.75%, 8.48%, 10/1/26  118,627,443 113,421
TK Elevator U.S. Newco, FRN
6M USD LIBOR + 3.50%, 6.871%, 7/30/27  72,710,691 69,848
UKG, FRN
1M USD LIBOR + 3.25%, 6.998%, 5/4/26  638,573,594 606,645
UKG, FRN
1M USD LIBOR + 5.25%, 8.998%, 5/3/27  32,910,000 30,129
USI, FRN
1M TSFR + 3.25%, 7.98%, 12/2/26  (3) 183,612,613 182,006
USI, FRN
1M TSFR + 3.75%, 8.33%, 11/22/29  165,840,969 164,065
Woof Holdings, FRN
1M USD LIBOR + 3.75%, 8.104%, 12/21/27  18,412,050 17,277
Total Bank Loans (Cost $6,046,321) 5,869,526
BOND MUTUAL FUNDS 1.6%
T. Rowe Price Institutional Floating Rate Fund – Institutional Class,
7.57%  (5)(6) 81,623,366 749,303
Total Bond Mutual Funds (Cost $791,539) 749,303
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 61.9%
COMMUNICATION SERVICES 1.8%
Interactive Media & Services 1.8%
Alphabet, Class A  (7)(8) 7,392,840 652,270
Meta Platforms, Class A  (7) 1,421,485 171,062
Total Communication Services 823,332
CONSUMER DISCRETIONARY 4.7%
Auto Components 0.1%
Mobileye Global, Class A  (7) 771,493 27,049
27,049
Hotels, Restaurants & Leisure 2.5%
Starbucks (8) 2,365,800 234,687
Yum! Brands  (8) 6,963,386 891,871
1,126,558
Internet & Direct Marketing Retail 2.1%
Amazon.com (7)(8) 11,249,700 944,975
944,975
Total Consumer Discretionary 2,098,582
CONSUMER STAPLES 0.3%
Beverages 0.3%
Keurig Dr Pepper  (8) 4,286,745 152,865
Total Consumer Staples 152,865
ENERGY 1.6%
Oil, Gas & Consumable Fuels 1.6%
ConocoPhillips  995,648 117,487
EOG Resources  3,247,405 420,604
Pioneer Natural Resources  888,700 202,970
Total Energy 741,061
FINANCIALS 6.8%
Banks 2.9%
PNC Financial Services Group  (8) 8,306,093 1,311,864
1,311,864
Capital Markets 3.2%
Intercontinental Exchange  8,304,785 851,988
KKR  8,171,371 379,315
MSCI  139,154 64,730
S&P Global  442,390 148,174
1,444,207
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Insurance 0.7%
Marsh & McLennan  2,049,018 339,071
339,071
Total Financials 3,095,142
HEALTH CARE 13.0%
Health Care Equipment & Supplies 3.5%
Alcon (CHF)  6,965,090 477,937
Becton Dickinson & Company  2,270,944 577,501
Teleflex  2,087,469 521,095
1,576,533
Health Care Providers & Services 2.0%
UnitedHealth Group  (8) 1,693,153 897,676
897,676
Health Care Technology 0.1%
GE HealthCare Technologies  (7)(9) 1,037,059 60,543
60,543
Life Sciences Tools & Services 6.5%
Avantor (7) 25,653,194 541,026
Danaher  2,707,794 718,703
PerkinElmer  5,868,147 822,831
Thermo Fisher Scientific  (8) 1,548,504 852,746
2,935,306
Pharmaceuticals 0.9%
Catalent (7) 2,807,132 126,349
Eli Lilly  773,500 282,977
409,326
Total Health Care 5,879,384
INDUSTRIALS & BUSINESS SERVICES 10.4%
Commercial Services & Supplies 1.4%
Aurora Innovation  (7) 34,667,381 41,948
Waste Connections  4,439,653 588,520
630,468
Industrial Conglomerates 2.9%
General Electric  (8) 9,298,452 779,117
Roper Technologies  1,291,022 557,838
1,336,955
Machinery 3.5%
Fortive  13,819,498 887,903
Ingersoll Rand  13,620,570 711,675
1,599,578
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Professional Services 2.6%
Equifax  3,106,947 603,866
TransUnion  (5) 10,150,553 576,044
1,179,910
Total Industrials & Business Services 4,746,911
INFORMATION TECHNOLOGY 16.3%
Electronic Equipment, Instruments & Components 2.6%
TE Connectivity  (8) 5,841,845 670,644
Teledyne Technologies  (7) 1,324,093 529,518
1,200,162
IT Services 1.4%
Mastercard, Class A  965,000 335,559
Visa, Class A  1,385,400 287,831
623,390
Semiconductors & Semiconductor Equipment 3.8%
NVIDIA  1,885,000 275,474
NXP Semiconductors  5,153,173 814,356
Texas Instruments  3,912,129 646,362
1,736,192
Software 6.1%
Microsoft (8) 9,922,427 2,379,597
Salesforce  (7) 3,022,348 400,733
2,780,330
Technology Hardware, Storage & Peripherals 2.4%
Apple (8) 8,505,614 1,105,134
1,105,134
Total Information Technology 7,445,208
MATERIALS 1.0%
Chemicals 1.0%
Linde  1,360,722 443,840
Total Materials 443,840
UTILITIES 2.7%
Electric Utilities 0.8%
Xcel Energy  5,227,400 366,493
366,493
Multi-Utilities 1.9%
Ameren  7,512,144 667,980
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Public Service Enterprise Group  2,857,600 175,085
843,065
Total Utilities 1,209,558
Total Miscellaneous Common Stocks  3.3%  (10) 1,500,950
Total Common Stocks (Cost $23,003,936) 28,136,833
CONVERTIBLE BONDS 0.1%
Spotify USA, Zero Coupon, 3/15/26  44,593,000 36,086
Total Convertible Bonds (Cost $39,179) 36,086
CONVERTIBLE PREFERRED STOCKS 0.2%
INFORMATION TECHNOLOGY 0.2%
Software 0.2%
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $183,922  (7)
(11)(12) 2,141,932 101,057
Waymo, Series B-2, Acquisition Date: 6/11/21, Cost $16,282  (7)
(11)(12) 177,514 8,375
Total Information Technology 109,432
Total Convertible Preferred Stocks (Cost $200,204) 109,432
CORPORATE BONDS 8.2%
Acrisure, 7.00%, 11/15/25  (1) 76,025,000 69,943
Alliant Holdings Intermediate, 4.25%, 10/15/27  (1) 14,533,000 13,043
Alliant Holdings Intermediate, 5.875%, 11/1/29  (1) 22,668,000 18,588
Alliant Holdings Intermediate, 6.75%, 10/15/27  (1) 74,350,000 66,822
Altice France Holding, 10.50%, 5/15/27  (1) 56,255,000 42,754
AmWINS Group, 4.875%, 6/30/29  (1) 20,805,000 17,814
Arches Buyer, 4.25%, 6/1/28  (1) 300,000 234
Avantor Funding, 3.875%, 11/1/29  (1) 62,293,000 52,248
Avantor Funding, 4.625%, 7/15/28  (1) 89,838,000 81,640
Black Knight InfoServ, 3.625%, 9/1/28  (1) 10,398,000 9,020
Booz Allen Hamilton, 3.875%, 9/1/28  (1) 13,089,000 11,600
Booz Allen Hamilton, 4.00%, 7/1/29  (1) 1,602,000 1,412
BroadStreet Partners, 5.875%, 4/15/29  (1) 7,405,000 6,331
CCO Holdings, 5.00%, 2/1/28  (1) 252,238,000 227,014
CCO Holdings, 5.125%, 5/1/27  (1) 321,632,000 296,303
CCO Holdings, 5.50%, 5/1/26  (1) 12,750,000 12,336
Cedar Fair, 5.25%, 7/15/29  75,398,000 67,670
Cedar Fair, 5.375%, 4/15/27  95,041,000 90,408
Cedar Fair, 5.50%, 5/1/25  (1) 59,601,000 58,707
Cedar Fair, 6.50%, 10/1/28  64,276,000 61,625
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Charles River Laboratories International, 3.75%, 3/15/29  (1) 23,081,000 20,311
Charles River Laboratories International, 4.00%, 3/15/31  (1) 14,433,000 12,521
Charles River Laboratories International, 4.25%, 5/1/28  (1) 6,559,000 6,002
Clarios Global, 6.25%, 5/15/26  (1) 21,486,000 21,003
Clarios Global, 6.75%, 5/15/25  (1) 15,558,000 15,616
Clarios Global, 8.50%, 5/15/27  (1) 76,610,000 74,886
Clarivate Science Holdings, 3.875%, 7/1/28  (1) 10,532,000 8,979
Clarivate Science Holdings, 4.875%, 7/1/29  (1) 7,515,000 6,369
Crowdstrike Holdings, 3.00%, 2/15/29  2,555,000 2,152
Delta Air Lines, 4.75%, 10/20/28  (1) 37,425,000 35,138
Entegris Escrow, 4.75%, 4/15/29  (1) 17,728,000 16,066
Gartner, 3.625%, 6/15/29  (1) 29,541,000 25,885
Gartner, 3.75%, 10/1/30  (1) 12,944,000 11,148
Gartner, 4.50%, 7/1/28  (1) 6,360,000 5,915
General Electric, Series D, FRN, 3M USD LIBOR + 3.33%,
8.099%  (13) 148,338,000 147,040
Hadrian Merger Sub, 8.50%, 5/1/26  (1) 65,911,000 57,343
Hilton Domestic Operating, 3.625%, 2/15/32  (1) 37,792,000 30,281
Hilton Domestic Operating, 3.75%, 5/1/29  (1) 20,727,000 17,929
Hilton Domestic Operating, 4.00%, 5/1/31  (1) 28,046,000 23,558
Hilton Domestic Operating, 4.875%, 1/15/30  28,043,000 25,344
Hilton Domestic Operating, 5.375%, 5/1/25  (1) 10,803,000 10,668
Hilton Domestic Operating, 5.75%, 5/1/28  (1) 7,941,000 7,683
Hilton Worldwide Finance, 4.875%, 4/1/27  14,587,000 13,876
Hologic, 3.25%, 2/15/29  (1) 23,573,000 20,273
Howmet Aerospace, 3.00%, 1/15/29  21,568,000 18,603
Howmet Aerospace, 5.90%, 2/1/27  3,203,000 3,203
HUB International, 5.625%, 12/1/29  (1) 17,893,000 15,656
HUB International, 7.00%, 5/1/26  (1) 306,293,000 299,784
Intercontinental Exchange, 4.00%, 9/15/27  6,439,000 6,221
Intercontinental Exchange, 4.35%, 6/15/29  21,763,000 21,041
Intercontinental Exchange, 5.20%, 6/15/62  43,315,000 40,867
IQVIA, 5.00%, 5/15/27  (1) 14,625,000 13,857
KFC Holding, 4.75%, 6/1/27  (1) 135,551,000 130,129
Korn Ferry, 4.625%, 12/15/27  (1) 11,955,000 10,969
Lamar Media, 3.625%, 1/15/31  4,650,000 3,813
Lamar Media, 3.75%, 2/15/28  26,928,000 24,033
Lennox International, 3.00%, 11/15/23  6,420,000 6,298
Life Time, 5.75%, 1/15/26  (1) 52,089,000 48,182
Live Nation Entertainment, 4.875%, 11/1/24  (1) 3,645,000 3,531
Mattel, 3.375%, 4/1/26  (1) 7,552,000 6,920
Mattel, 3.75%, 4/1/29  (1) 16,096,000 14,084
Mattel, 5.875%, 12/15/27  (1) 5,795,000 5,657
Mileage Plus Holdings, 6.50%, 6/20/27  (1) 35,507,288 35,108
Mirant, EC, 7.90%, 7/15/09  (1)(7)(11) 16,000,000 —
MSCI, 3.25%, 8/15/33  (1) 17,534,000 13,545
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
MSCI, 3.625%, 9/1/30  (1) 45,782,000 37,999
MSCI, 3.625%, 11/1/31  (1) 19,344,000 16,055
MSCI, 3.875%, 2/15/31  (1) 23,764,000 19,694
MSCI, 4.00%, 11/15/29  (1) 31,775,000 27,724
NiSource, VR, 5.65%  (13)(14) 20,039,000 18,636
PRA Health Sciences, 2.875%, 7/15/26  (1) 7,641,000 6,972
Ryan Specialty Group, 4.375%, 2/1/30  (1) 2,890,000 2,511
SBA Communications, 3.125%, 2/1/29  48,386,000 40,221
SBA Communications, 3.875%, 2/15/27  34,256,000 31,087
SBA Tower Trust, 6.599%, 1/15/28  (1) 2,575,000 2,579
Sensata Technologies, 3.75%, 2/15/31  (1) 20,020,000 16,467
Sensata Technologies, 4.00%, 4/15/29  (1) 37,430,000 32,283
Sensata Technologies, 4.375%, 2/15/30  (1) 8,826,000 7,712
Sensata Technologies, 5.00%, 10/1/25  (1) 23,800,000 23,086
Sensata Technologies, 5.625%, 11/1/24  (1) 6,670,000 6,587
Sensata Technologies, 5.875%, 9/1/30  (1) 10,247,000 9,683
Service Corp. International, 3.375%, 8/15/30  25,751,000 20,923
Sirius XM Radio, 5.00%, 8/1/27  (1) 15,665,000 14,471
Six Flags Entertainment, 4.875%, 7/31/24  (1) 186,526,000 179,998
Six Flags Entertainment, 5.50%, 4/15/27  (1) 115,949,000 105,803
Six Flags Theme Parks, 7.00%, 7/1/25  (1) 29,908,000 30,057
Surgery Center Holdings, 10.00%, 4/15/27  (1) 29,147,000 29,439
Teleflex, 4.25%, 6/1/28  (1) 5,425,000 4,991
Teleflex, 4.625%, 11/15/27  31,460,000 29,808
TransDigm, 5.50%, 11/15/27  27,161,000 25,260
TransDigm, 6.25%, 3/15/26  (1) 35,666,000 34,997
TransDigm, 6.375%, 6/15/26  5,780,000 5,628
TransDigm U.K. Holdings, 6.875%, 5/15/26  3,025,000 2,972
Twilio, 3.625%, 3/15/29  1,215,000 986
U.S. Airways PTT, Series 2010-1, Class A, 6.25%, 4/22/23  4,170,556 4,087
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25  822,229 744
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25  4,866,607 4,435
United Airlines PTT, Series 2012-1, Class A, 4.15%, 4/11/24  7,813,296 7,563
USI, 6.875%, 5/1/25  (1) 119,087,000 116,557
Vail Resorts, 6.25%, 5/15/25  (1) 10,632,000 10,632
Yum! Brands, 3.625%, 3/15/31  34,665,000 28,945
Yum! Brands, 4.625%, 1/31/32  70,819,000 62,675
Yum! Brands, 4.75%, 1/15/30  (1) 23,469,000 21,533
Yum! Brands, 5.35%, 11/1/43  72,633,000 60,013
Yum! Brands, 5.375%, 4/1/32  54,315,000 50,241
Yum! Brands, 6.875%, 11/15/37  30,316,000 30,695
Total Corporate Bonds (Cost $3,907,363) 3,725,748
T. ROWE PRICE Capital Appreciation Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
PREFERRED STOCKS 0.3%
FINANCIALS 0.0%
Financial Services 0.0%
Charles Schwab, Series D, 5.95%  (13) 95,800 2,260
Total Financials 2,260
UTILITIES 0.3%
Electric Utilities 0.3%
CMS Energy, 5.875%, 10/15/78  (5) 2,242,179 49,731
CMS Energy, 5.875%, 3/1/79  (5) 2,745,976 61,510
SCE Trust IV, Series J, VR, 5.375%  (5)(13)(14) 1,637,355 29,636
140,877
Gas & Gas Transmission 0.0%
NiSource, Series B, VR, 6.50%  (13)(14) 514,812 12,505
12,505
Total Utilities 153,382
Total Preferred Stocks (Cost $180,903) 155,642
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
MORTGAGE-BACKED) 9.0%
U.S. Treasury Obligations 9.0%
U.S. Treasury Notes, 2.75%, 8/15/32  4,473,285,900 4,068,593
4,068,593
Total U.S. Government Agency Obligations (Excluding
Mortgage-Backed) (Cost $4,067,120) 4,068,593
SHORT-TERM INVESTMENTS 6.0%
Money Market Funds 6.0%
T. Rowe Price Government Reserve Fund, 4.30%  (5)(15) 2,714,515,328 2,714,515
Total Short-Term Investments (Cost $2,714,515) 2,714,515
Total Investments in Securities
100.4% of Net Assets
(Cost $41,041,506) $ 45,648,915
‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
T. ROWE PRICE Capital Appreciation Fund

.
.
.
.
.
.
.
.
.
.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to
$2,851,872 and represents 6.3% of net assets.
(2) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(3) All or a portion of this loan is unsettled as of December 31, 2022. The interest rate for unsettled loans will be determined upon settlement after period end.
(4) All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at December 31, 2022, was $20,984 and was valued at $18,893
(0.0% of net assets).
(5) Affiliated Companies
(6) SEC 30-day yield
(7) Non-income producing
(8) All or a portion of this security is pledged to cover or as collateral for written call options at December 31, 2022.
(9) When-issued security
(10) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(11) See Note 2. Level 3 in fair value hierarchy.
(12) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$109,432 and represents 0.2% of net assets.
(13) Perpetual security with no stated maturity date.
(14) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(15) Seven-day yield
1M TSFR One month term SOFR (Secured overnight financing rate)
1M USD LIBOR One month USD LIBOR (London interbank offered rate)
3M EURIBOR Three month EURIBOR (Euro interbank offered rate)
3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
6M USD LIBOR Six month USD LIBOR (London interbank offered rate)
CHF Swiss Franc
EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR Euro
FRN Floating Rate Note
T. ROWE PRICE Capital Appreciation Fund

.
.
.
.
.
.
.
.
.
.
OTC Over-the-counter
PTT Pass-Through Trust
VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.
T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
OPTIONS WRITTEN (0.2)%
OTC Options Written (0.2)%
Counterparty Description Contracts
Notional
Amount $ Value
Goldman Sachs
Alphabet, Class A, Call,
1/20/23 @ $160.00 2,380 20,999 (1)
Goldman Sachs
Alphabet, Class A, Call,
1/20/23 @ $165.00 2,380 20,999 (1)
Goldman Sachs
Alphabet, Class A, Call,
1/20/23 @ $170.00 2,380 20,999 (1)
Goldman Sachs
Alphabet, Class A, Call,
1/20/23 @ $175.00 2,380 20,999 (1)
Wells Fargo Bank
Alphabet, Class A, Call,
1/19/24 @ $120.00 11,767 103,820 (4,736)
Citibank
Amazon.com, Call, 1/20/23
@ $225.00 1,260 10,584 (1)
Citibank
Amazon.com, Call, 1/20/23
@ $230.00 1,260 10,584 (1)
Citibank
Amazon.com, Call, 1/20/23
@ $235.00 1,260 10,584 (1)
Citibank
Amazon.com, Call, 1/20/23
@ $240.00 1,260 10,584 (1)
Citibank
Amazon.com, Call, 1/20/23
@ $245.00 1,260 10,584 (1)
Citibank
Amazon.com, Call, 1/20/23
@ $250.00 1,260 10,584 (1)
Citibank
Amazon.com, Call, 1/20/23
@ $255.00 1,260 10,584 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $180.00 1,860 15,624 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $185.00 1,860 15,624 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $190.00 1,860 15,624 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $200.00 1,220 10,248 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $205.00 1,220 10,248 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $210.00 1,220 10,248 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $215.00 1,220 10,248 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $220.00 1,220 10,248 (1)
Goldman Sachs
Amazon.com, Call, 1/20/23
@ $225.00 1,220 10,248 (1)
T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Wells Fargo Bank
Amazon.com, Call, 1/20/23
@ $175.00 8,400 70,560 (4)
Wells Fargo Bank
Amazon.com, Call, 1/20/23
@ $190.00 3,200 26,880 (2)
Wells Fargo Bank
Amazon.com, Call, 1/20/23
@ $195.00 3,200 26,880 (2)
Wells Fargo Bank
Amazon.com, Call, 1/20/23
@ $200.00 3,200 26,880 (2)
Wells Fargo Bank
Amazon.com, Call, 1/20/23
@ $205.00 3,200 26,880 (2)
Wells Fargo Bank
Amazon.com, Call, 1/20/23
@ $210.00 3,200 26,880 (2)
JPMorgan Chase
Apple, Call, 1/20/23 @
$170.00 5,100 66,264 (8)
JPMorgan Chase
Apple, Call, 1/20/23 @
$175.00 5,100 66,264 (8)
JPMorgan Chase
Apple, Call, 1/20/23 @
$180.00 5,100 66,264 (2)
Wells Fargo Bank
General Electric, Call,
1/20/23 @ $85.00 7,280 60,999 (1,401)
Wells Fargo Bank
General Electric, Call,
1/20/23 @ $90.00 7,280 60,999 (353)
Wells Fargo Bank
General Electric, Call,
1/20/23 @ $95.00 7,280 60,999 (69)
Wells Fargo Bank
General Electric, Call,
1/20/23 @ $110.00 9,609 80,514 (24)
Wells Fargo Bank
Hilton Worldwide Holdings,
Call, 1/19/24 @ $145.00 3,037 38,376 (3,690)
Wells Fargo Bank
Hilton Worldwide Holdings,
Call, 1/19/24 @ $150.00 3,037 38,376 (3,219)
Citibank
Keurig Dr Pepper, Call,
1/20/23 @ $40.00 7,350 26,210 (18)
Citibank
Keurig Dr Pepper, Call,
1/20/23 @ $42.00 7,350 26,210 (18)
Citibank
Microsoft, Call, 1/20/23 @
$325.00 4,370 104,801 (2)
Citibank
Microsoft, Call, 1/20/23 @
$330.00 2,142 51,369 (1)
Citibank
Microsoft, Call, 1/20/23 @
$340.00 4,452 106,768 (2)
Citibank
Microsoft, Call, 1/20/23 @
$350.00 4,452 106,768 (2)
Citibank
Microsoft, Call, 1/20/23 @
$360.00 2,310 55,398 (1)
T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Citibank
Microsoft, Call, 1/20/23 @
$365.00 1,603 38,443 (1)
Credit Suisse
Microsoft, Call, 1/20/23 @
$320.00 2,277 54,607 (3)
Credit Suisse
Microsoft, Call, 1/20/23 @
$330.00 1,372 32,903 (1)
Credit Suisse
Microsoft, Call, 1/20/23 @
$340.00 1,372 32,903 (1)
Credit Suisse
Microsoft, Call, 1/20/23 @
$350.00 1,372 32,903 (1)
JPMorgan Chase
Microsoft, Call, 1/20/23 @
$350.00 2,320 55,638 (1)
JPMorgan Chase
Microsoft, Call, 1/20/23 @
$355.00 2,320 55,638 (1)
JPMorgan Chase
Microsoft, Call, 1/20/23 @
$360.00 2,321 55,662 (1)
JPMorgan Chase
Microsoft, Call, 1/19/24 @
$300.00 9,507 227,997 (11,741)
Susquehanna Financial
Group LLLP
Microsoft, Call, 1/20/23 @
$330.00 905 21,704 —
Susquehanna Financial
Group LLLP
Microsoft, Call, 1/20/23 @
$340.00 905 21,704 —
Susquehanna Financial
Group LLLP
Microsoft, Call, 1/20/23 @
$350.00 905 21,704 —
Citibank
PNC Financial Services
Group, Call, 1/20/23 @
$220.00 3,221 50,872 (16)
Citibank
PNC Financial Services
Group, Call, 1/20/23 @
$230.00 3,221 50,873 (8)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/20/23 @
$190.00 1,946 30,735 (24)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/20/23 @
$195.00 1,946 30,735 (34)
JPMorgan Chase
PNC Financial Services
Group, Call, 1/20/23 @
$200.00 1,946 30,735 (24)
Goldman Sachs
Starbucks, Call, 1/20/23 @
$97.50 5,442 53,985 (2,013)
Goldman Sachs
Starbucks, Call, 1/20/23 @
$100.00 5,442 53,985 (1,219)
Goldman Sachs
Starbucks, Call, 1/20/23 @
$105.00 5,442 53,985 (321)
T. ROWE PRICE Capital Appreciation Fund

(Amounts in 000s, except for contracts)
Counterparty Description Contracts
Notional
Amount $ Value
Goldman Sachs
Starbucks, Call, 1/19/24 @
$100.00 3,666 36,367 (4,977)
Goldman Sachs
Starbucks, Call, 1/19/24 @
$105.00 3,666 36,367 (4,115)
JPMorgan Chase
TE Connectivity, Call,
1/20/23 @ $120.00 5,810 66,699 (668)
Citibank
Thermo Fisher Scientific,
Call, 1/20/23 @ $640.00 961 52,921 (48)
Citibank
UnitedHealth Group, Call,
1/20/23 @ $540.00 1,794 95,114 (1,467)
Citibank
UnitedHealth Group, Call,
1/20/23 @ $560.00 1,014 53,760 (259)
Citibank
UnitedHealth Group, Call,
1/20/23 @ $580.00 1,014 53,760 (70)
Citibank
UnitedHealth Group, Call,
1/19/24 @ $580.00 2,096 111,126 (8,698)
JPMorgan Chase
UnitedHealth Group, Call,
1/19/24 @ $600.00 2,209 117,117 (8,019)
Citibank
Yum! Brands, Call, 1/19/24
@ $145.00 2,241 28,703 (1,748)
Citibank
Yum! Brands, Call, 1/19/24
@ $150.00 2,241 28,703 (1,378)
Wells Fargo Bank
Yum! Brands, Call, 1/20/23
@ $145.00 2,042 26,154 (10)
Wells Fargo Bank
Yum! Brands, Call, 1/20/23
@ $150.00 2,042 26,154 (5)
Wells Fargo Bank
Yum! Brands, Call, 1/19/24
@ $140.00 9,000 115,272 (8,775)
Total Options Written (Premiums $(240,046)) $ (69,235)
T. ROWE PRICE Capital Appreciation Fund

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
CMS Energy, 5.875%, 10/15/78  $ (396) $ (11,661) $ 3,890
CMS Energy, 5.875%, 3/1/79  (660) (15,008) 5,079
Fortive  (29,843) 54,583 4,153
NiSource, VR, 5.65%  (1,957) (2,894) 2,266
NiSource, Series B, VR, 6.50%  777 (3,482) 1,465
PerkinElmer  (118,838) (235,483) 2,083
SCE Trust IV, Series J, VR, 5.375%  (1,551) (11,417) 2,430
T. Rowe Price Institutional Floating Rate Fund –
Institutional Class, 7.57%  — (42,559) 39,056
TransUnion  (1,665) (279,725) 2,682
T. Rowe Price Government Reserve Fund, 4.30% — — 47,520
Affiliates not held at period end 61,468 (45,767) 6,195
Totals $ (92,665)# $ (593,413) $ 116,819+
T. ROWE PRICE Capital Appreciation Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES (CONTINUED)
($000s)
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
CMS Energy  $ 562,429 $ — $ 524,477 $ —
CMS Energy, 5.875%, 10/15/78  81,578 — 20,186 49,731
CMS Energy, 5.875%, 3/1/79  111,396 — 34,878 61,510
Fortive  — 1,200,171 366,851 *
NiSource, 7.75%, 3/1/24  73,729 — 65,914 —
NiSource, VR, 5.65%  45,986 — 24,456 *
NiSource, Series B, VR, 6.50%  38,220 — 22,233 *
PerkinElmer  * 715,441 568,038 *
SCE Trust IV, Series J, VR,
5.375%  49,999 — 8,946 29,636
T. Rowe Price Institutional
Floating Rate Fund –
Institutional Class, 7.57%  617,662 174,200 — 749,303
TransUnion  * 847,955 4,208 576,044
T. Rowe Price Government
Reserve Fund, 4.30% 5,817,258   ¤   ¤ 2,714,515
Total $ 4,180,739^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
+ Investment income comprised $114,553 of dividend income and $2,266 of interest income.
* On the date indicated, issuer was held but not considered an affiliated company.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $4,526,982.
T. ROWE PRICE Capital Appreciation Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $41,041,506) $ 45,648,915
Receivable for investment securities sold 201,133
Interest and dividends receivable 147,360
Receivable for shares sold 55,406
Foreign currency (cost $2,617) 2,637
Cash 728
Other assets 442
Total assets 46,056,621
Liabilities
Payable for investment securities purchased 384,427
Payable for shares redeemed 94,878
Options written (premiums $240,046) 69,235
Investment management fees payable 22,378
Due to affiliates 914
Payable to directors 29
Other liabilities 28,739
Total liabilities 600,600
NET ASSETS $ 45,456,021
T. ROWE PRICE Capital Appreciation Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 4,567,433
Paid-in capital applicable to 1,529,417,374 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares
authorized 40,888,588
NET ASSETS $ 45,456,021
NET ASSET VALUE PER SHARE
Investor Class
($26,104,068,719 / 877,966,400 shares outstanding) $ 29.73
Advisor Class
($654,436,752 / 22,333,527 shares outstanding) $ 29.30
I Class
($18,697,515,555 / 629,117,447 shares outstanding) $ 29.72
T. ROWE PRICE Capital Appreciation Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
    Interest $ 637,725
Dividend (net of foreign taxes of $2,735) 426,154
Other 26
Total income 1,063,905
Expenses
Investment management 284,018
Shareholder servicing
Investor Class $ 40,887
Advisor Class 1,078
I Class 1,797 43,762
Rule 12b-1 fees
Advisor Class 1,710
Prospectus and shareholder reports
Investor Class 848
Advisor Class 6
I Class 260 1,114
Custody and accounting 998
Registration 792
Directors 125
Legal and audit 47
Miscellaneous 187
Waived / paid by Price Associates (10,255)
Total expenses 322,498
Net investment income 741,407
T. ROWE PRICE Capital Appreciation Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 3,150,369
Options written 130,060
Foreign currency transactions (709)
Net realized gain 3,279,720
Change in net unrealized gain / loss
Securities (11,110,566)
Options written 652,129
Other assets and liabilities denominated in foreign currencies 33
Change in net unrealized gain / loss (10,458,404)
Net realized and unrealized gain / loss (7,178,684)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (6,437,277)
T. ROWE PRICE Capital Appreciation Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 741,407 $ 483,934
Net realized gain 3,279,720 3,835,909
Change in net unrealized gain / loss (10,458,404) 4,098,382
Increase (decrease) in net assets from operations (6,437,277) 8,418,225
Distributions to shareholders
Net earnings
Investor Class (2,278,489) (3,438,345)
Advisor Class (55,813) (66,905)
I Class (1,680,332) (1,086,206)
Decrease in net assets from distributions (4,014,634) (4,591,456)
Capital share transactions
*
Shares sold
Investor Class 3,945,710 4,539,790
Advisor Class 84,849 81,381
I Class 10,858,872 3,387,930
Distributions reinvested
Investor Class 2,218,918 3,323,178
Advisor Class 54,969 66,028
I Class 1,617,001 1,055,820
Shares redeemed
Investor Class (13,844,290) (5,665,745)
Advisor Class (129,121) (187,752)
I Class (2,807,670) (1,442,667)
Increase in net assets from capital share transactions 1,999,238 5,157,963
T. ROWE PRICE Capital Appreciation Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (8,452,673) 8,984,732
Beginning of period 53,908,694 44,923,962
End of period $ 45,456,021 $ 53,908,694
*Share information (000s)
Shares sold
Investor Class 117,469 122,654
Advisor Class 2,604 2,241
I Class 318,283 91,171
Distributions reinvested
Investor Class 74,862 91,522
Advisor Class 1,882 1,842
I Class 54,573 29,062
Shares redeemed
Investor Class (408,978) (153,176)
Advisor Class (3,921) (5,155)
I Class (85,819) (38,913)
Increase in shares outstanding 70,955 141,248
T. ROWE PRICE Capital Appreciation Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the
Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has three classes of shares: the Capital Appreciation
Fund (Investor Class), the Capital Appreciation Fund–Advisor Class (Advisor Class),
and the Capital Appreciation Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from
Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The
Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/
or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
T. ROWE PRICE Capital Appreciation Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
T. ROWE PRICE Capital Appreciation Fund

New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
The FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate
Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial
Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered
Rate (LIBOR), and other interbank-offered based reference rates, through December 31,
2022. In December, 2022, FASB issued ASU 2022-06 which defers the sunset date of
Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
T. ROWE PRICE Capital Appreciation Fund

and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
T. ROWE PRICE Capital Appreciation Fund

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed
T. ROWE PRICE Capital Appreciation Fund

on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended December 31, 2022, the fund invested in derivative instruments.
As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Fixed Income Securities
1
$ — $ 10,057,442 $ — $ 10,057,442
Bond Mutual Funds 749,303 — — 749,303
Common Stocks 27,658,896 477,937 — 28,136,833
Convertible Preferred Stocks — — 109,432 109,432
Corporate Bonds — 3,725,748 — 3,725,748
Preferred Stocks 155,642 — — 155,642
Short-Term Investments 2,714,515 — — 2,714,515
Total $ 31,278,356 $ 14,261,127 $ 109,432 $ 45,648,915
Liabilities
Options Written $ — $ 69,235 $ — $ 69,235
1
Includes Asset-Backed Securities, Bank Loans, Convertible Bonds and U.S. Government
Agency Obligations (Excluding Mortgage-Backed).
T. ROWE PRICE Capital Appreciation Fund

its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure.
The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s) Location on Statement of
Assets and Liabilities Fair Value
Liabilities
Equity derivatives Options Written $ 69,235
Total $ 69,235
T. ROWE PRICE Capital Appreciation Fund

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Counterparty Risk and Collateral  The fund invests in derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of
International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition,
ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate.
Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs typically include collateral agreements
($000s)
Location of Gain (Loss) on Statement of Operations
Options
Written
Realized Gain (Loss)
Equity derivatives $ 130,060
Total $ 130,060
Change in Unrealized
Gain (Loss)
Equity derivatives $ 652,129
Total $ 652,129
T. ROWE PRICE Capital Appreciation Fund

whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000.
Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2022, securities valued at $1,411,952,000 had been posted by the fund to counterparties for bilateral derivatives. As of December 31, 2022, no collateral was pledged by counterparties to the fund for bilateral derivatives.
Options   The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure.
Options are included in net assets at fair value, options purchased are included in
Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase.
The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and, for options written, the
T. ROWE PRICE Capital Appreciation Fund

potential for losses to exceed any premium received by the fund. During the year ended
December 31, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 13% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt  The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or
“junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
When-Issued Securities  The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-
issued transactions are included in realized gain/loss on securities in the accompanying financial statements.
Bank Loans  The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans
T. ROWE PRICE Capital Appreciation Fund

or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be
“covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition  The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates
(IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges.
Any such effects could have an adverse impact on the fund's performance.
T. ROWE PRICE Capital Appreciation Fund

Other  Purchases and sales of portfolio securities other than short-term and U.S.
government securities aggregated $30,506,654,000 and $33,410,639,000, respectively, for the year ended December 31, 2022. Purchases and sales of U.S. government securities aggregated $9,314,967,000 and $4,921,958,000, respectively, for the year ended
December 31, 2022.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to deemed distributions on shareholder redemptions.
The tax character of distributions paid for the periods presented was as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 727,424 $ 2,335,918
Long-term capital gain 3,287,210 2,255,538
Total distributions $ 4,014,634 $ 4,591,456
T. ROWE PRICE Capital Appreciation Fund

At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales.
NOTE 6 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
($000s)
Cost of investments $ 41,189,632
Unrealized appreciation $ 6,568,074
Unrealized depreciation (2,177,994)
Net unrealized appreciation (depreciation) $ 4,390,080
($000s)
Undistributed long-term capital gain $ 177,353
Net unrealized appreciation (depreciation) 4,390,080
Total distributable earnings (loss) $ 4,567,433
T. ROWE PRICE Capital Appreciation Fund

NOTE 7 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has
entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee;
management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.30% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%. Effective April 30, 2019, Price Associates has contractually agreed, at least through April 30, 2023, to waive a portion of its management fee so that an individual fund fee of 0.27% is applied to the fund’s average daily net assets that are equal to or greater than $27.5 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $6,311,000 and allocated ratably in the amounts of $3,867,000 for the Investor Class, $90,000 for the Advisor Class, and
$2,354,000 for the I Class, for the year ended December 31, 2022.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
T. ROWE PRICE Capital Appreciation Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price
Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2022, expenses incurred pursuant to these service agreements were $102,000 for Price Associates; $7,953,000 for T. Rowe Price Services, Inc.; and
$1,434,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets.
Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management
I Class
Expense limitation/I Class Limit 0.05%
Expense limitation date 04/30/24
(Waived)/repaid during the period ($000s) $—
T. ROWE PRICE Capital Appreciation Fund

fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying
Price Fund(s) for the year ended December 31, 2022, are as follows:
Total management fee waived was allocated ratably in the amounts of $2,384,000,
$56,000 and $1,504,000 for the Investor Class, Advisor Class, and I Class, respectively, for the year ended December 31, 2022.
As of December 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 2,548,278 shares of the Investor Class, representing less than 1% of the
Investor Class's net assets, and 3,405,025 shares of the I Class, representing less than 1%
of the I Class's net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades and for the cost of brokerage commissions embedded in the cost of the fund’s foreign currency transactions. These agreements may be rescinded at any time. For the year ended December 31, 2022, these reimbursements amounted to
$2,131,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
($000s) Effective
Management
Fee Rate
Management
Fee Waived
T. Rowe Price Institutional Floating Rate Fund –
Institutional Class 0.55% $ 3,944
Total Management Fee Waived $ 3,944
T. ROWE PRICE Capital Appreciation Fund

NOTE 8 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.
T. ROWE PRICE Capital Appreciation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Capital Appreciation
Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Capital Appreciation Fund, Inc. (the
"Fund") as of December 31, 2022, the related statement of operations for the year ended
December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
T. ROWE PRICE Capital Appreciation Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)
T. ROWE PRICE Capital Appreciation Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$25,324,000 from short-term capital gains
$3,601,930,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $333,068,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $294,109,000 of the fund's income qualifies for the dividends-received deduction.
For shareholders subject to interest expense deduction limitation under Section
163(j), $477,209,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
T. ROWE PRICE Capital Appreciation Fund

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .
T. ROWE PRICE Capital Appreciation Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
T. ROWE PRICE Capital Appreciation Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)
T. ROWE PRICE Capital Appreciation Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)
T. ROWE PRICE Capital Appreciation Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)
T. ROWE PRICE Capital Appreciation Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Capital Appreciation Fund Principal Occupation(s)
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Paul Cho (1986)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Donald J. Easley, CFA (1971)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Matthew Frustaci (1990)
Vice President
Vice President, Price Investment Management;
formerly student, The Wharton School, University
of Pennsylvania (to 2020); summer intern, T. Rowe
Price (2019); Finance and Strategy Manager,
CircleCI (to 2018)
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)
T. ROWE PRICE Capital Appreciation Fund

Name (Year of Birth)
Position Held With Capital Appreciation Fund Principal Occupation(s)
David R. Giroux, CFA (1975)
President
Vice President, Price Investment Management,
T. Rowe Price Group, Inc., and T. Rowe Price Trust
Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Steven D. Krichbaum (1977)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Kevin Patrick Loome, CFA (1967)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Vivek Rajeswaran (1985)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Nathan Segal (1985)
Vice President
Vice President, Price Investment Management;
formerly, student, The Graduate School of Business,
Stanford University (to 2020); summer intern,
T. Rowe Price (2019); Charles P. Bonini Fellow, Eli
Lilly (to 2018)
Farris G. Shuggi (1984)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Mike Signore (1987)
Vice President
Vice President, Price Investment Management
Brian Solomon, CFA (1986)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Matthew Stevenson (1991)
Vice President
Vice President, Price Investment Management
and T. Rowe Price Group, Inc.; formerly student,
Columbia Business School (to 2019)
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)
T. ROWE PRICE Capital Appreciation Fund

Name (Year of Birth)
Position Held With Capital Appreciation Fund Principal Occupation(s)
Chen Tian (1993)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Tamara P. Wiggs  (1979)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Jon Davis Wood, CFA (1979)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Ashley R. Woodruff, CFA (1979)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)
T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
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RETIREMENT
IRAs: Traditional, Roth,
Rollover/Transfer, or
Brokerage
Small Business Plans
help minimize taxes,
maximize savings
T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582057
F72-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$41,909	$40,759
Audit-Related Fees	-	-
Tax Fees	-	5,742
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

  (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023